2022 VIRTUAL INVESTOR DAY Thursday, January 20, 2022  10:00AM – 12:30PM ET 7:00AM – 9:30AM PT 1 of 79 Exhibit 99.2

DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, Corsair Gaming, Inc.’s (the Company) results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance such as the Company’s potential 2022 operating results and its estimated 2026 net revenue target, business plans and objectives, potential growth opportunities, potential pricing of products, potential market leadership, and debt refinancing plans, competitive position, technological, industry or market trends, including market growth trends, and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: the impact the COVID-19 pandemic, including the potential end of the pandemic and the cessation of pandemic-related restrictions, will have on demand for the Company’s products as well as its impact on its operations and the operations of its manufacturers, retailers and other partners, and its impact on the economy overall, including capital markets; the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; the impact of the coronavirus on the Company’s business; and general economic conditions that adversely effect, among other things, the financial markets and consumer confidence and spending. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Securities and Exchange Commission filings, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2021 (once available) as well as the Risk Factors contained therein. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk. 2 of 79

AGENDA Overview of Corsair Market Data on Gaming PC Components and Gaming Peripherals Product Line Strategy Go-to-Market Our Path to $3.5B in Revenue in 2026 Financials 3 of 79

Hardware ENABLING GAMERS AND CREATORS TO PERFORM AT THEIR BEST Software Services 4 of 79

OUR FULL SUITE OF PRODUCTS Cases Power Supplies Custom Cooling CPU Coolers Fans Memory Storage Gaming PCs 5 of 79

ESTABLISHED GLOBAL FOOTPRINT WITH OVER 2,000 EMPLOYEES FREMONT, CA CORSAIR HQ MIAMI, FL Origin PC UK  CORSAIR Europe GERMANY  Elgato TAIPEI  ATLANTA, GA SCUF VIETNAM CHINA  CORSAIR Asia 200+ Sales & Marketing employees in 38+ countries 6 of 79

SOLID REVENUE GROWTH Note: *2021 financials are preliminary, unaudited estimates and are subject to change. Please see our Annual Report on form 10-K for the year ended December 31, 2021 when filed. 7 of 79

2 BUSINESS SEGMENTS AND 30 PRODUCT LINES 56% Gaming Components Note: *2021 financials are preliminary, unaudited estimates and are subject to change. Please see our Annual Report on form 10-K for the year ended December 31, 2021 when filed. 8 of 79

THREE MAIN PILLARS OF CORSAIR’S GROWTH Robust growth in the markets where we participate Continued gain in market share through years of experience, innovation and leading technology Entry into new categories via organic growth or acquisition 9 of 79

MARKET DATA 10 of 79

MARKET DATA SHOWS THAT GAMING HARDWARE IS GROWING FASTER THAN NUMBER OF GAMERS AND GAMING SOFTWARE Indexed to 100.  Indexed to 100 Sources: Number of PC Gamers Worldwide and PC Software Spend: DFC Intelligence (as of Q4 2021); U.S. Components Spend; U.S. & E.U. Peripherals Spend: Corsair Management Estimates based on leading external data. 11 of 79

1,400M Casual PC Gamers Casual PC Gamers Little Hardware Ownership, Younger Gamer (Casual PC Gamers) SIGNIFICANT WHITE SPACE OPPORTUNITY. THE MAJORITY OF GAMING HARDWARE TAM IS STILL CONSUMED BY A SMALL PERCENTAGE OF GAMERS Source: DFC Intelligence (as of Q4 2021). Note: Total gamer counts eliminate double counting for gamers playing on multiple platforms. 12 of 79

HUGE WHITE SPACE, MOST GAMERS HAVE NOT YET UPGRADED TO DEDICATED GAMING PERIPHERALS Last 3 years U.S. market sales 7.5M Keyboards 15.5M PC headsets With refresh rates at approximately three years, the data suggests a huge opportunity for market growth as gamers get better and demand better equipment Sources: U.S. keyboards and headsets sales per Corsair Management Estimates based on leading external data from December 2018 – November 2021; Peripherals TAM and PC Gamers in the U.S. per DFC Intelligence Forecast (as of Q4 2021). 13 of 79

NUMBER OF GAMING HOURS INCREASING As gaming hours increase, the installed base for gaming hardware can grow significantly Source: Newzoo. 80% of Gen Z and Millennial Consumers Play Games. August, 2021. 14 of 79

PC BUDGET HIGHLY CORRELATES WITH TIME SPENT PLAYING THE MORE TIME SPENT PLAYING, THE HIGHER THE INVESTMENT IN THE PC USED FOR GAMING (REGARDLESS OF PC TYPE) Source: Newzoo – Survey of 9,000 PC Gamers across six key markets. 15 of 79

62% OF DEDICATED PC GAMERS USE A DESKTOP AS THEIR MAIN GAMING PC VS USING A LAPTOP APPROXIMATELY 1/3 USING SELF BUILT PC Source: Newzoo – Survey of 9,000 PC Gamers across six key markets. 16 of 79

SELF-BUILT PC TAM IS FORECASTED TO SHOW STRONG GROWTH Source: DFC Intelligence (as of Q4 2021).  Note: TAM includes all Gaming PC components and accessories (including GPU and CPU, which Corsair does not sell).  17 of 79

PRODUCT STRATEGY Gaming Components Creator Product Suite Gaming Peripherals 20 of 79

GAMING COMPONENTS 21 of 79

CORSAIR HAS GROWN INTO A LEADERSHIP MARKET POSITION Source: Corsair Management Estimates based on leading external data as of November 2021. 22 of 79

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GAMING PCS HAVE CHANGED OVER THE PAST 20 YEARS... 24 of 79

$3K-$5K BUILDS ARE NOT UNCOMMON FOR ENTHUSIAST DESKTOP GAMERS & STREAMERS 25 of 79

WHY PC ENTHUSIASTS BUILD THEIR OWN PCs PERFORMANCE IS NOW DELIVERED HAND-IN-HAND WITH PERSONALIZATION 26 of 79

WHAT DOES CORSAIR BRING TO THIS MARKET? COMBINATION OF HARDWARE AND SOFTWARE TECHNOLOGY Super speed Storage/SSD solutions* “Must have M.2 for any new build!” “Fast product from a trustworthy company” “Small…Wicked fast…A great drive!” 5000D Airflow Case* “Best case I've ever had” “Beautiful case, lots of room, mega airflow” “What a fantastic Corsair product! Elite Capellix AIO CPU cooler* “This is *the* cooler to get for hot CPU’s” “Amazing cooler, easy install, great RGB/looks” “Very quiet compared to traditional CPU coolers” Amazon Reviews 28 of 79 Power Supplies Since 2005, Corsair has used the latest power technology to supply high efficiency PSUs to the enthusiast market High-Performance DRAM 25 years experience in designing high performance memory that can be reliably overclocked  RGB Case Fans Proprietary designs allow vivid lighting and high airflow performance, powered by iCUE software CPU Coolers Designed to extract heat from AMD and Intel CPUs. Corsair has been a leader here for 10 years Cases Designed for enthusiast builders by our team of enthusiasts. Unique solutions for airflow, cable routing and aesthetics SSD/Storage 15 years experience in designing high density and high performance solid state drives

CONSISTENT INVESTMENT IN PERFORMANCE AND INNOVATION 25 years of experience in PC Gaming Components Close partnership with CPU and GPU manufacturers ensures compatibility to enable new technology adoption Continued innovation allows easier builds and upgrades and better system level performance Comprehensive software and hardware ecosystem iCUE System management application controlling both hardware and software and extending to peripherals 29 of 79

iCUE ECOSYSTEM – CENTRAL CONTROL FOR THE ENTIRE SYSTEM Controls all iCUE enabled Components and Peripherals Monitors performance and controls cooling Synchronising of RGB across all components and devices Creates a Corsair ecosystem – across components and peripherals and in-game interaction 30 of 79

HOW DOES iCUE HELP US WIN? iCUE amplifies the value of our product. Hardware alone is not enough – both performance and personalization are the hallmark of a winning product family We believe that when enthusiasts and gamers use our iCUE ecosystem it encourages them to purchase more of our products Our internal data shows that 35% of iCUE gaming component users later purchase one or more Corsair peripheral 31 of 79

CUSTOMERS ARE WILLING TO PAY MORE FOR CORSAIR COMPONENTS AND iCUE FEATURES Corsair ASP premium compared to other manufacturers Memory +43% Cooling Products +23% Cases +25% PSU +29% Source: Corsair Management Estimates based on leading external data from January – November 2021. 32 of 79

GIVING US #1 POSITION IN COMPONENTS FOR SELF BUILT  GAMING PCs (MEMORY, PSU, CASES, COOLING, AND FANS) Source: Corsair Management Estimates based on leading external data as of November 2021. 33 of 79

LATEST iCUE SOLUTIONS EXTEND PERSONALIZATION WITH LCD DISPLAY INTEGRATION 34 of 79

GAMING COMPONENTS 2022 AND BEYOND Strong growing market fueled by demanding games and consumer performance needs Corsair expects to continue to hold an ASP premium and grow market share with our ecosystem and innovation 35 of 79

STREAMING AND CONTENT CREATION 36 of 79

CONTENT CREATOR PRODUCTS UNDER THE ELGATO BRAND ARE THE FASTEST GROWING CATEGORY IN OUR BUSINESS Elgato products accounted for approximately 1/3 of the Gamer and Creator Peripherals revenue in 2021 37 of 79

JULIAN FEST SVP & GM ELGATO Masters Degree, Munich University of Management Joined Elgato in 2011 to spearhead a new product initiative geared towards content creators Elgato acquired by Corsair in 2018 Rapid growth since the successful integration into Corsair 38 of 79

EVERYONE IS BECOMING A CONTENT CREATOR. WE ENABLE THIS. 10 YEARS OF EXPERIENCE. 39 of 79

USER GENERATED CONTENT IS EVERYWHERE Stream Deck 2017 2014 Game Capture 2012 2006 Keying, Mounting & Camera Capture 2018 Lights 2019 Microphones 2020 2022 Content creators everywhere Cameras 2021 40 of 79

Source: https://blog.youtube/news-and-events/youtube-gaming-2020/. Source: https://twitter.com/Fwiz/status/1478577526104477700. USER GENERATED CONTENT IS EVERYWHERE 41 of 79

THE ELGATO COMPLETE CREATOR STUDIO 42 of 79

ELGATO: MOMENTUM Facecam Stream Deck Key Light Air Wave:3 50% OF OUR STREAMING INSTALL BASE Have 2+ Elgato devices Source: Corsair customer survey. Wave Link Camera Hub 43 of 79

STREAM DECK – THE CORE OF YOUR CREATIVE WORKFLOW Stream Deck ties together the Elgato product ecosystem, enabling powerful control of audio, video, lighting and more Software Development Kit released in 2019 allows third party developers to integrate their products and services natively with Stream Deck New communities and companies continue to discover Stream Deck organically 44 of 79

ELGATO: THE STREAM DECK PLATFORM OVER 1M UNITS SHIPPED SINCE LAUNCH  45 of 79

Hardware Software Marketplace THE OPPORTUNITY  Content creation has expanded beyond social media and into all corners of our personal and professional lives. Elgato has a full production ecosystem across hardware and software in place, with Stream Deck at the core. This year, a new Elgato Marketplace experience will provide a further pillar of significant value to our customers. Our goal over the next four years is to ship over 5M Stream Decks.  Source: Corsair management estimates. 46 of 79

GAMER  PERIPHERALS 47 of 79

WE MAKE PERIPHERALS FOR GAMERS WHO CARE ABOUT WINNING 48 of 79

LEADING THE WAY 50 of 79

TIMELINE 2014 2021 2019 2017 2015 2020 51 of 79 K70 RGB with Cherry mechanical keys and RGB software control M65 RGB with Sniper Control VOID Headset – 50mm drivers with 7.1 surround sound SCUF Custom XBOX Series X and PS5 Controllers Sabre Pro Wireless – Slipstream technology Virtuoso audiophile quality wireless gaming headset with studio grade microphone K95 Platinum K100 RGB Edge Lighting Capellix AXON

CORSAIR WILL CONTINUE TO DEVELOP TECHNOLOGY THAT ALLOWS GAMERS TO BE AT THEIR BEST Our focus is on PC enthusiasts and competitive gamers As people spend more time gaming, we believe that creating a competitive advantage will be increasingly important 52 of 79

GROWTH IN NEW CATEGORIES 53 of 79

PRICED BETWEEN $2,000 AND $5,000 Corsair entered the Systems business in 2017, launching the Corsair ONE high performance PC, for both gamers and creators  In 2018 we launched the Vengeance PC range of prebuilt systems for enthusiasts Corsair acquired Origin PC in 2019, a custom PC builder, with ASPs at approximately $3,500, which sells in a direct-to-consumer model PRE-BUILT GAMING PCs Worldwide TAM $20B+ Source: IDC gaming desktops and Corsair management estimates. 54 of 79

PRICED AT $149 TAILORED FOR CREATORS Wave is a broadcast-grade microphone Highly acclaimed WAVE LINK software allows control over many audio channels Market share growing quickly, 5.0% share on $60+ microphones in the U.S. and E.U. markets within the first 18 months of launch MICROPHONES WAVE SERIES LAUNCHED BY ELGATO IN 2020 Worldwide TAM $500M+ Source: Corsair management estimates. 55 of 79

PRICED AT $199 High-quality 1080p 60fps streaming camera Camera hub software allows DLSR quality set up During the first six months post-launch it achieved a 4.0% market share for USB Cameras over $60 across Amazon in U.S. and E.U.  STREAMING CAMERAS FACECAM LAUNCHED BY ELGATO IN 2021 Worldwide TAM $1B+ Source: Corsair management estimates. 56 of 79

GAMING MONITORS XENEON MONITOR LAUNCHED IN 2021 PRICED AT $799 32” QHD 165Hz GAMING MONITOR Fast IPS panel with quantum dot technology provides coverage for more vivid, natural colors and astonishing realism FEATURE PACKED HDR-ready and NVIDIA G-Sync / AMD FreeSync compatible Corsair’s unique features allow the display to be controlled by our iCUE ecosystem and Stream Deck devices Worldwide TAM $5B+ Source: Corsair management estimates. 57 of 79

PRICED AT $150+ Leader in performance console controllers Full customizable controllers shipping for XBOX Series X, S and PlayStation 5 Extensive patent portfolio around rear paddles and trigger technology Majority of sales are direct-to-consumer HIGH PERFORMANCE GAMING CONTROLLERS CORSAIR ACQUIRED SCUF GAMING IN 2019 58 of 79

SERVICE REVENUE With our vast installed base, we are adding a digital services layer to enhance the customer experience Esports Coaching (Gamer Sensei) Stream Deck Marketplace Customer Care Extended Warranty  59 of 79

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HOW WE GO TO MARKET 61 of 79

MULTIPLE TOUCHPOINTS TO COMMUNICATE WITH OUR CUSTOMERS 62 of 79

OUR FANS LOVE US! 63 of 79

SURVEY OF PC ENTHUSIASTS SHOW OUR BRAND LOYALTY IS AT A SIMILAR LEVEL TO INTEL, NVIDIA AND MICROSOFT Source: DFC Intelligence survey of 5,000 PC Gamers. “I own this brand and plan to buy again in the future” 64 of 79

SOCIAL FOOTPRINT – HUGE REACH AND HIGH ENGAGEMENT 17.4M+ Followers 1000+ Media Partners 1500+ Influencers 65 of 79

CORSAIR HAS FORGED WORLDWIDE PARTNERSHIPS WITH LEADING GAME STUDIOS. INTEGRATING iCUE, ELEVATING THE EXPERIENCE 66 of 79

LATEST INTEGRATION: FARCRY 6 WITH UBISOFT 67 of 79

OUR GLOBAL SALES FORCE ENGAGES WITH ETAILERS AND RETAILERS IN OVER 90 COUNTRIES Source: Corsair. 68 of 79

CORSAIR AND ITS BRANDS ARE PRESENT IN MOST MAJOR RETAILERS WORLDWIDE... 69 of 79

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OUR PLAN IS TO HAVE $3.5B REVENUE BY 2026 Gaming Components and Systems Gamer and Creator Peripherals We expect the market for peripherals, components and creator products to continue to grow at historical rates. We model the gaming components market to grow by an expected 6-8% per year and we expect to continue to take market share on average of 1% per year because of iCUE and brand ‘stickiness’. We expect the high-end pre-built systems market to continue to grow and we expect to take significant market share,  resulting in a potential 20-25% growth. We expect our gamer peripherals products to continue to grow at approximately 20% per year. We expect our creator products to grow by 20 – 25% per year and begin to offer more software and service products, centred around Stream Deck starting in 2022. We have substantial B2B interest here also. While we believe service offerings such as Gamer Sensei and Corsair Customer Care have the potential to grow rapidly over the next few years but will not be a significant driver of revenue growth. We have closed 8 acquisitions since 2018 and intend to selectively pursue complementary acquisitions Source: Corsair management estimates. 72 of 79

FINANCIALS 73 of 79

Graduate Diploma of Accountancy from McGill University, and a Bachelor of Commerce – Accounting from Concordia University. Vast experience in technology based public companies for 25 years, including Lattice Semiconductor and Canadian Solar. Joined Corsair in 2019. MICHAEL POTTER CFO 74 of 79

GUIDANCE FOR 2021 AND 2022 2021 Revenue is estimated to be $1.9B* We expect 2022 Revenue to be between  $1.9B and $2.1B The majority of our year over year growth will be in 2H 2022 Source: Corsair finance. Note: *Preliminary / unaudited.  75 of 79

THE PATH TO $3.5B BY 2026 Our growth strategy should yield an estimated revenue growth of approximately 12-13% per annum resulting in a 2026 Revenue of approximately $3.5B We expect gross margins to increase from 25-30% to over 30%, coming from increased technology in our products, product mix and from increased D2C activity While we will continue to invest in R&D and Marketing we expect that our growth plans can yield an EBITDA margin of 13%+  76 of 79

CAPITAL STRUCTURE In two years, debt reduced by over 50% and indicative annual interest by over 85% Future priority is to invest in growth (M&A) over further deleveraging Term loan paydown does not impact revolver capacity, with flexibility for incremental revolver capacity as the term loan gets paid down Value - Millions 77 of 79

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QUESTIONS? 79 of 79